As filed with the Securities and Exchange Commission on May 11, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22322

Global Real Estate Investments Fund
 (Exact name of registrant as specified in charter)

5251 DTC Parkway, Suite 935
Greenwood Village, CO 80111
 (Address of principal executive offices) (Zip code)

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(866) 622-3864
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2010

Date of reporting period:  December 31, 2010

Item 1. Reports to Stockholders.

GLOBAL REAL ESTATE INVESTMENTS FUND

ANNUAL REPORT

DECEMBER 31, 2010

GLOBAL REAL ESTATE INVESTMENTS FUND
TABLE OF CONTENTS
December 31, 2010

GLOBAL REAL ESTATE INVESTMENTS FUND
SHAREHOLDERS’ LETTER AND INVESTMENT COMMENTARY
December 31, 2010

To Our Shareholders:

We are pleased to submit to you our report for the year ended December 31, 2010.  The Fund’s net asset value per share at that date was $20.54.  In addition, four quarterly dividends of $0.30 per share each were declared for shareholders of record on March 30, 2010, June 29, 2010, September 29, 2010 and December 30, 2010 and paid on March 30, 2010, June 29, 2010, September 29, 2010 and December 30, 2010, respectively.  The Fund also declared for shareholders of record on December 30, 2010 a special dividend of $1.63 that was paid on December 30, 2010, in order to distribute substantially all of its taxable income to shareholders, bringing the Fund’s total distributions for the year to $2.83 per share.

The total returns, including income and changes in net asset value, for the Fund and the comparative benchmark were:

	For the Year	Inception
	Ended	Through
	December 31, 2010	December 31, 2010

Global Real Estate Investments Fund	18.08%	22.64%

FTSE EPRA/NAREIT Global Real Estate Index	20.40%	19.34%

Performance data represent past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell your shares.  Current performance may differ from figures shown.  Please call (866) 622-3864 for most recent performance data.
Investment Review

The Global Real Estate Investments Fund (the “Fund”) underperformed the FTSE EPRA/NAREIT Global Real Estate Index (the “Index”) for 2010, but continued to outperform the Index for the period since the Fund’s inception (October 26, 2009).

Global real estate stocks had strong positive returns in 2010, overcoming concerns about high unemployment in the United States, monetary policy tightening in China and the sovereign debt crisis in Europe.

By region, North America posted the strongest return in 2010 (+27.9%); Asia-Pacific somewhat lagged the index (+17.2%) and Europe (+9.2%) weighed the global index down for the year.  Europe (where the Fund benefited from its underweight position during the period) has been the focus of much attention as concerns have shifted from the relatively small economy of Greece to the larger ones of Spain and Ireland.  Investors worry that credit issues in peripheral European countries could spark a wider credit crisis  and that the ECB will not be sufficiently proactive in providing a safety net should this occur.  The United Kingdom struggled early in the period when there was considerable political and economic uncertainty, although it began to recover as investors welcomed austerity measures aimed at reducing the country’s budget deficit.

GLOBAL REAL ESTATE INVESTMENTS FUND
SHAREHOLDERS’ LETTER AND INVESTMENT COMMENTARY
December 31, 2010

In the U.S. (where the Fund generally benefited from maintaining an overweight position throughout the period), the rally was fueled by improving fundamentals and a significant compression in cap rates.  The year also marked a shift from defense to offense:  having recapitalized in 2009, many REITs began to make acquisitions and raise their dividends.  Every U.S. property type advanced in 2010, led by those poised to gain the most from improving economic conditions—particularly those with the shortest lease terms such as lodging and apartments.

The Asia-Pacific region continued to demonstrate robust economic growth, notably in Hong Kong where the Fund maintained an overweight position.  That said, the Chinese economy appeared to decelerate early in the period as the government in Beijing introduced tightening measures in an attempt to cool demand for property, but share prices rebounded later in the year, aided by indications that interest rates would remain low for an extended period.  Japan saw an acceleration in performance late in the year as the market overcame the export-threatening impact of a rising yen, which reached its highest level against the U.S. dollar in 15 years.  Property stocks in Australia trailed in the second half of the year as the country’s central bank pressed on with interest rate increases (from 3.75% to 4.75%), driving fears that a strong Australian dollar could weigh on GDP growth. Singapore, which has an export-dependent economy, underperformed amid the policy tightening in China.

The U.S. Federal Reserve maintained its all-time low interest rates and reiterated its intention to keep rates very low for an “extended period.”  The Bank of England and ECB have also kept policy rates on hold, although some of the healthier Scandinavian countries raised rates during the second quarter (including Sweden where the Fund benefited from its investment in Castellum AB).  The recent upward bias to policy rates in the Asia-Pacific region has paused as the Reserve Bank of Australia kept rates on hold after having increased rates by an aggregate of 150 basis points over the past nine months.  A delicate balance exists between Western economies (plus Japan) which are trying to stimulate growth back to a self-sustaining pace, and Asian countries which are attempting to cool economic growth, all while acting together in a global market that is increasingly interdependent.

GLOBAL REAL ESTATE INVESTMENTS FUND
SHAREHOLDERS’ LETTER AND INVESTMENT COMMENTARY
December 31, 2010

From a ground-up standpoint, property fundamentals are gradually improving.  With the fourth quarter earnings reports behind us, predominant themes include: 1) improving property-level operating metrics; 2) cautious optimism expressed by most managements; 3) asset yield compression (i.e., slightly lower cap rates), and 4) continued capital-raising, both equity and debt.  Evidence of a rebound in property fundamentals varies by property  type, lease length and geography, but the overall trend is clearly improving.  Among listed property companies globally, occupancy rates have recovered into the 90s, market rents are generally bottoming/improving and balance sheets are healthy with an average debt-to-assets ratio of 38%.  Perhaps most importantly, the capital markets remained open, particularly to the higher-quality issuers, as evidenced by the approximately $150 billion of equity and debt capital raised globally by listed property companies over the past eighteen months.  Particularly active regions included the U.S., the U.K., Australia and Singapore.

We estimate the decline in real estate asset values during the economic downturn to have been about 35% peak-to-trough.  After taking into account leverage, we estimate the decrease in equity value to be in the 60% range.  We believe the trough occurred late in the second half of 2009, and see signs that commercial asset pricing has already begun to move higher.  Transaction activity is picking up, albeit still at very low levels compared to history.  Yields have clearly declined, the result of a number of factors including:  1) the improvement in credit markets; 2) an increase in capital seeking to own attractively-priced real estate; 3) the continued low interest rate environment, and 4) the general improvement in the global economic outlook.  We estimate the global weighted average yield implied by the listed property stocks to be 6.2%, vs. peak implied yields in 2007 below 5%.  Additionally, appraisal-based yields in the direct real estate market have largely “caught up” to implied yields in the public markets, which suggests the worst is very likely behind us.  For example, in the U.S., direct property yields are currently 6.6% vs. the 6.9% implied yield of U.S. REITs.

Investment Outlook

As we look ahead to the first half of 2011, the macroeconomic backdrop for real estate is significantly better than a year ago.  Economic growth is prevalent, though still fragile.  Consequently, the outlook for real estate fundamentals is expected to improve during the remainder of the year and into 2012.  The deleveraging in real estate markets that began in 2009 will likely continue, which could put some constraints on growth in funds from operations.  That said, further capital raises will most likely be for acquisitions.  In this environment of low interest rates and relatively high cap rates, well-capitalized listed REITs may have acquisition opportunities that will be immediately accretive to funds from operations and net asset values.  More importantly, we think the public market will increasingly focus on the prospects of a return to more normalized growth for listed real estate companies of 6% to 7% in 2012, with potential upside should a robust acquisition environment emerge for well-capitalized listed property companies.

GLOBAL REAL ESTATE INVESTMENTS FUND
SHAREHOLDERS’ LETTER AND INVESTMENT COMMENTARY
December 31, 2010

We see further upside to dividends in 2011.  Dividends were “right-sized” in 2008 and 2009 as company management teams sought to conserve capital.  In 2010 however, we saw many REITs begin restoring their dividends to levels that reflect their expected earnings—as is required of REITs.  As a result, we expect dividends to grow in aggregate for the industry in 2011.  Payout ratios (i.e., dividends divided by cash earnings) are still historically low.  For example, we estimate that the payout ratio for U.S. REITs now stands at nearly 65% vs. an average of 73% between 1994 and 2008.  A return to the average payout ratio would boost the current dividend yield among U.S. REITs by more than 80 basis points.

Whether through consolidation or liquidations, these difficult times will force the marginal owners of real estate from the market.  Some owners may prove too leveraged or too weak to survive.  The Darwinian process of “survival of the fittest” will create conditions for the next phase of growth of the listed property sector.  We believe that the survivors of this cycle are largely going to be the opportunistic buyers capitalizing on the distress of forced sellers that run out of options.  This should contribute to upside in earnings growth and attractive total returns over the next five to seven years.

Amid recent market challenges, we think it is important to put short-term developments in perspective.  As daunting as current conditions may be, we can navigate through periods of high stress and volatility by adhering to our long-term perspective.  During such times, we search for bargains that we believe may be well-positioned to become eventual winners.  While conditions are challenging, our experience gives us reason to be optimistic about the value-creating potential of owning an indirect interest in some of the highest quality income-producing real estate around the world.  Although market conditions are constantly changing, we remain committed to our disciplined investment strategy as we manage the Fund, keeping in mind the trust you have placed in us.

We thank you for investing in the Global Real Estate Investments Fund, welcome your questions and comments, and look forward to serving your real estate investment needs in the years ahead.

Sincerely,

Randy S. Lewis	Andrew J. Duffy, CFA
Chairman	President & Senior Portfolio Manager

GLOBAL REAL ESTATE INVESTMENTS FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
December 31, 2010

How a $10,000 Investment Has Grown:

The chart shows the growth of a $10,000 investment in the Fund as compared to the performance of one representative market index. The table below the chart shows the average annual total returns on an investment over various periods. The annual returns assume the reinvestment of all dividends and distributions, however, the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Current performance may be lower or higher than the returns quoted below. The performance data reflects voluntary fee waiver and expense reimbursement made by the Adviser and the returns would have been lower if this waiver and expense reimbursement were not in effect. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original costs.

FTSE EPRA/NAREIT Developed Index - designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs).

GLOBAL REAL ESTATE INVESTMENTS FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
December 31, 2010

	Average Annual Total Return
Global Real Estate Investments Fund FTSE EPRA/NAREIT
	No Load	Load Adjusted(1)	Developed Index
One Year	18.08%	9.55%	20.40%
Since Inception
(10/26/09)	22.64%	15.07%	19.34%

^  Commencement of operations.
(1)  Reflects front-end sales load assessed at a rate of 7.25%.
Past performance is not predictive of future performance.
Graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

GLOBAL REAL ESTATE INVESTMENTS FUND
PORTFOLIO PROFILE (Unaudited)
December 31, 2010

% of Total Investments by Country*

* Includes short-term investments.
^ Excludes short-term investments.

% of Total Investments by Region*

% of Total
Investments
North America	48.6%
Asia-Pacific	36.8%
Europe	14.6%

Top Ten Holdings^

% of Total
Investments
Sun Hung Kai Properties Ltd.	5.7%
Westfield Group	5.4%
Corporate Office Properties Trust SBI MD	5.2%
Unibail-Rodamco S.E.	5.1%
Simon Property Group, Inc.	4.5%
Digital Realty Trust, Inc.	3.9%
General Growth Properties, Inc.	3.2%
Coresite Realty Corporation	2.8%
Castellum AB	2.8%
Hongkong Land Holdings Limited	2.7%

GLOBAL REAL ESTATE INVESTMENTS FUND
EXPENSE EXAMPLE (Unaudited)
December 31, 2010

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including initial sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (July 1, 2010 – December 31, 2010).

Actual Expenses
The first line of the following table provides information about actual account values and actual expenses. The Fund charges a sales load assessed at a rate of 7.25% to 3.25% depending upon the amount invested. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the following example does not include portfolio trading commissions and related expenses, interest expense, and extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $9,200 account value divided by $1,000 = 9.2), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

GLOBAL REAL ESTATE INVESTMENTS FUND
EXPENSE EXAMPLE (Unaudited)
December 31, 2010

	Beginning	Ending		Expenses Paid
	Account Value	Account	Value	During Period
				July 1, 2010 –
	July 1, 2010	December 31, 2010		December 31, 2010*

Actual	$1,000.00	$1,214.90		$15.35
Hypothetical
(5% return before expenses)	$1,000.00	$1,011.57		$13.94

* Expenses are equal to the Fund's annualized expense ratio of 2.75%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

GLOBAL REAL ESTATE INVESTMENTS FUND
SCHEDULE OF INVESTMENTS
December 31, 2010

COMMON STOCKS - 87.2%	Shares	Value
Asia-Pacific - 37.0%
Australia - 11.1%
CFS Retail Property Trust	14,000	$25,202
Commonwealth Property Office Fund	56,000	47,540
Dexus Property Group	48,000	39,030
Stockland	14,000	51,549
Westfield Group	16,000	156,774
Westfield Retail Trust^	19,000	49,943
		370,038
China - 18.3%
Champion REIT	50,000	29,526
China Overseas Land & Investment Ltd.	38,700	71,597
China Resources Land Ltd.	19,000	34,711
Hang Lung Properties Ltd.	12,270	57,381
Henderson Land Development Co. Ltd.	8,000	54,549
Hongkong Land Holdings Limited	11,000	79,420
The Link REIT	20,000	62,139
Sino Land Co. Ltd.	28,000	52,378
Sun Hung Kai Properties Ltd.	9,950	165,261
		606,962
Japan - 2.3%
Kenedix Realty Investment Corporation	8	37,591
Mitsubishi Estate Co. Ltd.	1,000	18,549
Mitsui Fudosan Co. Ltd.	1,000	19,941
		76,081
Singapore - 5.3%
Ascendas Real Estate Investment Trust	27,960	45,099
CapitaCommercial Trust	41,000	47,921
CapitaMall Trust	23,840	36,224
Suntec Real Estate Investment Trust	40,000	46,753
		175,997
Total Asia-Pacific (Cost $1,173,093)		1,229,078

Europe - 14.7%
France - 7.5%
Fonciere Des Regions	300	29,025
ICADE	700	71,419
Unibail-Rodamco S.E.	750	148,330
		248,774
Netherlands - 0.9%
VastNed Offices Industrial NV	1,800	30,187

Sweden - 2.5%
Castellum AB	6,000	81,672

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
SCHEDULE OF INVESTMENTS
December 31, 2010

	Shares	Value
United Kingdom - 3.8%
British Land Co. PLC	3,400	$27,803
Great Portland Estates PLC	11,000	61,877
Hammerson PLC	3,000	19,514
Segro PLC	4,000	17,861
		127,055
Total Europe (Cost $479,284)		487,688

North America - 35.5%
United States - 35.5%
AMB Property Corporation	2,000	63,420
American Campus Communities, Inc.	1,000	31,760
AvalonBay Communities, Inc.	300	33,765
Biomed Realty Trust, Inc.	1,000	18,650
Boston Properties, Inc.	500	43,050
Coresite Realty Corporation	6,000	81,840
Corporate Office Properties Trust SBI MD	4,300	150,286
Digital Realty Trust, Inc.	2,200	113,388
Dupont Fabros Technology, Inc.	1,500	31,905
General Growth Properties, Inc.^	6,000	92,880
Hospitality Properties Trust	500	11,520
Nationwide Health Properties, Inc.	1,000	36,380
Public Storage	200	20,284
Senior Housing Properties Trust	3,500	76,790
Simon Property Group, Inc.	1,300	129,337
SL Green Realty Corp.	600	40,506
Sunstone Hotel Investors, Inc.^	7,000	72,310
Tanger Factory Outlet Centers, Inc.	600	30,714
Ventas, Inc.	800	41,984
Vornado Realty Trust	700	58,331
		1,179,100
Total North America (Cost $1,182,050)		1,179,100
TOTAL COMMON STOCKS (Cost $2,834,427)		2,895,866

WARRANTS - 0.0%
Asia-Pacific - 0.0%
China - 0.0%
Henderson Land Development Co. Ltd.^
Expiration: June, 2011, Strike Price: $58.00	800	185
TOTAL WARRANTS (Cost $0)		185

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
SCHEDULE OF INVESTMENTS
December 31, 2010

SHORT-TERM INVESTMENTS - 13.5%	Shares	Value
North America - 13.5%
United States - 13.5%
Fidelity Institutional Money Market Portfolio - Select Class, 0.160%*	447,739	$447,739
TOTAL SHORT-TERM INVESTMENTS (Cost $447,739)		447,739

TOTAL INVESTMENTS (Cost $3,282,166) - 100.7%		$3,343,790
Liabilities in Excess of Other Assets - (0.7)%		(24,454)
NET ASSETS - 100.0%		$3,319,336

Percentages are stated as a percent of net assets.
^ Non-income producing security.
* Variable rate security. The rate shown is the rate in effect at December 31, 2010.

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

ASSETS:
Investments, at value (cost $3,282,166)	$3,343,790
Foreign currency, at value (cost $66,111)	65,117
Dividends and interest receivable	20,709
Receivable from Adviser	11,929
Prepaid expenses and other assets	29,879
Total assets	3,471,424
LIABILITIES:
Payable for investments purchased	63,972
Payable to Custodian	6,498
Payable to Trustees	40,568
Shareholder servicing fees payable	698
Accrued expenses and other liabilities	40,352
Total liabilities	152,088
Net assets	$3,319,336
NET ASSETS CONSIST OF:
Capital stock	$3,272,355
Distributions in excess of net investment income	(56,006)
Accumulated net realized gain on investments, foreign currency,
and foreign currency translation	42,368
Net unrealized appreciation on investments, foreign currency,
and foreign currency translation	60,619
Total net assets	$3,319,336

Net assets	$3,319,336
Shares outstanding (unlimited shares authorized)	161,590
Net asset value per share	$20.54

Offering price per share ($20.54 divided by .9275)	$22.15

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
STATEMENT OF OPERATIONS
December 31, 2010

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $6,155)	$114,494
Interest	283
Total investment income	114,777

EXPENSES:
Investment advisory fees	26,548
Administration fees	34,254
Transfer agent fees	30,399
Professional fees	33,281
Fund accounting fees	27,472
Custodian fees and expenses	43,506
Shareholder servicing fees	5,531
Registration fees	4,580
Reports to shareholders	888
Trustees' fees and expenses	40,568
Offering costs	302,374
Other expenses	1,505
Total expenses	550,906
Reimbursement from Adviser	(490,067)
Net expenses	60,839
Net investment income	$53,938

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on:
Investments	$323,902
Foreign currency and foreign currency translation	(14,520)
Net realized gain on investments	309,382
Net unrealized appreciation (depreciation) on:
Investments	59,329
Foreign currency and foreign currency translation	(1,028)
Net unrealized appreciation on investments	58,301
Net realized and unrealized gain on investments, foreign currency, and foreign
currency translation	367,683
Net increase in net assets resulting from operations	$421,621

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
STATEMENT OF CHANGES IN NET ASSETS
December 31, 2010

		For the Period
	For the	from October 26, 2009^
	Year Ended	through
	December 31, 2010	December 31, 2009
OPERATIONS:
Net investment income	$53,938	$2,841
Net realized gain on investments, foreign
currency, and foreign currency translation	309,382	14,617
Net unrealized appreciation on investments,
foreign currency, and foreign currency
translation	58,301	2,318
Net increase in net assets from operations	421,621	19,776
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(142,715)	(3,696)
From net realized gains	(248,006)	-
Total distributions	(390,721)	(3,696)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,300,545	702,866
Proceeds from shares issued to holders in
reinvestment of dividends	241,145	1,869
Cost of shares redeemed*	(74,069)	-
Net increase in net assets
from capital share transactions	2,467,621	704,735
TOTAL INCREASE IN NET ASSETS:	2,498,521	720,815
NET ASSETS
Beginning of period	820,815	100,000
End of period (including distributions in
excess of net investment income of $56,006
and $2,327, respectively)	$3,319,336	$820,815
CHANGES IN SHARES OUTSTANDING:
Shares sold	111,905	35,788
Shares issued to holders in
reinvestment of dividends	11,791	94
Shares redeemed	(3,379)	-
Net increase in shares outstanding	120,317	35,882
Shares outstanding at beginning of period	41,273	5,391
Shares outstanding at end of period	161,590	41,273

*  Net of redemption fees of $1,442 for the year ended December 31, 2010.
^  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
FINANCIAL HIGHLIGHTS
December 31, 2010

		For the Period
		from October 26, 2009^
	For the Year Ended	through
	December 31, 2010	December 31, 2009
Per Share Data(1):
Net asset value, beginning of period	$19.89	$18.55
Income from investment operations:
Net investment income	0.50 (2)	0.12	(2)
Net realized and unrealized gains
on investments	2.98	1.32
Total from investment operations	3.48	1.44
Redemption fees	0.00 (7)	-
Less distributions:
From net investment income	(1.20)	(0.10)
From net realized gains	(1.63)	-
Total distributions	(2.83)	(0.10)
Net asset value, end of period	$20.54	$19.89
Total return(3)	18.08%	7.76	%(4)
Supplemental data and ratios(6):
Net assets, end of period	$3,319,336	$820,815
Ratio of expenses to average net assets:
Before expense reimbursement	24.90%	321.65	%(5)
After expense reimbursement	2.75%	2.75	%(5)
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(19.71)%	(313.70	)% (5)
After expense reimbursement	2.44%	5.20	%(5)
Portfolio turnover rate	848%	206	%(4)

^	Commencement of operations.
(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the front end sales charge.
(4)	Not annualized.
(5)	Annualized.
(6)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the aquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(7)	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010

1. Organization

Global Real Estate Investments Fund (the “Fund”) is a continuously offered, diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on June 16, 2009 and commenced operations on October 26, 2009. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933 (the “1933 Act”). The Fund is managed by Ascent Investment Advisors, LLC (the “Adviser”). The Fund’s investment objective is total return through a combination of current income and capital appreciation. The Fund will pursue its investment objective by investing indirectly in a diversified portfolio of high quality income-producing real estate properties. The Fund intends to invest its assets globally, primarily in publicly-traded real estate investment trusts and other real estate securities. The Fund also seeks to achieve capital appreciation for its shareholders by encouraging long-term investment by marketing the Fund’s shares for which no secondary market will exist. The Fund is an interval fund and, as such, has adopted a fundamental policy that it will make quarterly repurchase offers for no less than 5% of the shares outstanding at net asset value. The Fund may deduct a repurchase fee from the repurchase proceeds equal to 2% of the proceeds as additional paid-in capital, to compensate the Fund for expenses directly and indirectly related to the repurchase. Investments are subject to a maximum sales load of 7.25%.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Use of Estimates
The accompanying financial statements are prepared in accordance with U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Net Asset Value and Security Valuation
The Fund’s net asset value of shares is determined daily, as of the close of regular trading on the New York Stock Exchange. For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price on the day the valuation is made.

If no sales are reported on a particular day, the securities are valued at the mean of the closing bid and asked prices on that day. Securities trading on the NASDAQ are valued at the closing price. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board of Trustees deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities. If no bid or asked prices are quoted on a particular day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Non-dollar-denominated securities are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.   Debt obligations with maturities of less than 60 days are valued at amortized cost. Investments in money market funds are valued at net asset value.

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010

Valuation Measurements
The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Equity securities (common stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

●
Level 1 - Quoted prices in active markets for identical securities. A description of the valuation techniques applied to the company’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

●	Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
●	Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Security Classification	Level 1	Level 2	Level 3
Common Stocks(a)	$2,895,866	$-	$-
Warrants	185	-	-
Short-Term Investments	447,739	-	-
Total	$3,343,790	$-	$-

(a) For detail of common stocks by geographic classification, please refer to the Schedule of Investments.

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010

The Fund did not invest in Level 3 securities during the period.  There were no transfers into or out of Level 1 or 2 during the period.

Security Transactions and Investment Income
Security transactions are recorded on the date on which securities are purchased or sold for financial reporting purposes. Dividend income and corporate action transactions are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Realized gains and losses are reported on an identified cost basis.

Foreign Currency
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At December 31, 2010, foreign currency holdings consisted of multiple denominations. The Fund did not enter into any forward contracts during the year ended December 31, 2010.

Federal Income Taxes
No provision has been made for federal income taxes as it is the intention and policy of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  Management of the Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  As of December 31, 2010, open federal tax years include the tax years ended December 31, 2009 through 2010.

Dividends and Distributions to Shareholders
The Fund intends to make a level dividend distribution each quarter to its shareholders of the net investment income after payment of operating expenses. The level dividend rate may be modified by the Board from time to time. The Fund’s final distribution for each calendar year will include any remaining taxable income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any calendar year exceed taxable income and net capital gains, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010

Offering Costs
The Fund incurred offering expenses of approximately $368,670, which were fully amortized as of December 31, 2010.

Other
The Fund receives distributions from holdings in Real Estate Investment Trusts (“REITs”) which report information on the character components of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on management’s estimates. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

3. Fees and Transactions with Affiliates

The Fund has agreed to pay the Adviser, as compensation under the Investment Management Agreement, a monthly management fee computed at the annual rate of 1.20% of the daily net assets of the Fund for the first $250,000,000 of the Fund’s net assets. The management fee will decrease as the net assets of the Fund increase over $250,000,000. The applicable annual rate of the management fee according to the Fund’s net assets is set forth in accordance with the following schedule:

Up to and including $250,000,000	1.20%

Next $249,999,999
(Assets from $250,000,001-$500,000,000)	1.10%

Next $499,999,999
(Assets from $500,000,001- $1,000,000,000)	1.00%

Next $999,999,999
(Assets from $1,000,000,001-$2,000,000,000)	0.90%

Assets over $2,000,000,000	0.80%

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, but excluding interest, brokerage commissions and extraordinary expenses), to the extent that they exceed 2.75% per annum of the Fund's average daily net assets (the "Expense Limitation").

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010

In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect unless and until the Board approves its modification or termination.

The owner of all of the outstanding membership interests in the Adviser has entered into an agreement which would result in a change of control of the Adviser.  The Board has approved a new Investment Advisory Agreement in light of this change of control.  See Note 5.

Ascent Real Estate Securities, LLC (the “Distributor”) is serving as the Fund’s distributor. The Distributor may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business. The Distributor may also enter into selected dealer agreements with other broker dealers for the sale and distribution of the Fund’s shares.  In addition to the total sales load, the Fund will pay the Distributor a monthly servicing fee at an annual rate of 0.25% of the average daily net assets of the Fund. For the year ended December 31, 2010 the Distributor received $45,030 from sales loads from the Fund.

4. Federal Tax Information

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences, such as foreign currency translations, passive foreign investment company holdings (PFIC), re-characterization of REIT distributions, post-October losses, and losses deferred due to wash sales.  To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.  Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2010, the following reclassifications were made:

Accumulated net realized
gain on investments,
foreign currency, and
foreign currency
Capital Stock	net investment income	translation
$ (1)	$ 35,098	$ (35,097)

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid during the year ended December 31, 2010 and period ended December 31, 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$390,222	$3,696
Long-term capital gains	499	-
	$390,721	$3,696

At December 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

Tax cost of investments	$3,347,888
Gross unrealized appreciation	66,576
Gross unrealized depreciation	(70,674)
Net unrealized depreciation	$(4,098)

Undistributed ordinary income	$45,802
Undistributed long-term capital gains	6,473
Total distributable earnings	$52,275

Other accumulated loss	$(1,196)

Total accumulated earnings	$46,981

At December 31, 2010, the Fund deferred, on a tax basis, post-October losses of $191 from foreign currency transactions. The difference between the tax cost of investments and the cost of investments in accordance with U.S. GAAP is primarily due to the tax treatment of wash sale losses, distributions from real estate investment trusts and mark-to-market of investments in PFIC’s.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending December 31, 2011. Some highlights of the enacted provisions are as follows:

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

5. Acquisition of Investment Adviser

All membership interests in the Adviser are currently held by Real Estate Securities Partners, LLC (“RESP”).  RESP has entered into an agreement pursuant to which, subject to certain conditions, all of its interests in the Adviser would be transferred to the Ascent Investment Partners, LLC (the “Acquiror”), which is a newly formed entity, 61% of the Class A voting shares of which will be owned by James Alpha Management (the “Transaction”).  Approximately 30% of the remaining interests in the Acquiror will be owned, in the aggregate, by Randolph S. Lewis, a Trustee of the Fund, as well as its Secretary, Treasurer and Chief Compliance Officer, and Andrew J. Duffy, the Fund’s President.  If consummated, the Transaction would result in an assignment of the current advisory agreement between the Fund and the Adviser.

On January 13, 2011, the Board, including a majority of the Independent Trustees after having met in an executive session with independent counsel, voted to approve an investment advisory agreement between the Fund and the Adviser, as newly constituted after giving effect to the Transaction, subject to shareholder approval.  The Board also re-approved the shareholder servicing arrangement and Expense Limitation Agreement in light of the change of control of the Adviser caused by the Transaction.

6. Changes to the Board of Trustees

On January 13, 2011, the Nominating Committee met and elected Mr. William Steward to fill the vacancy on the Board created by the death in October 2010 of the former Chairman of the Board. The nomination is subject to shareholder approval.

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010

7. Securities Transactions

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the year ended December 31, 2010,  were $17,211,609 and $16,737,624, respectively.  No purchases and sales of government securities occurred during the year.

8. Real Estate Industry Risk

Because of the Fund’s policy of concentrating its investments in securities of companies operating in the real estate industry, the Fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs. REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. Subsequent Events

In preparing these financial statements, Management has evaluated Fund related events and transactions for potential recognition or disclosure through the date the financial statements were issued. Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010. On January 27, 2011, a minority and non-managing member of James Alpha Management (“JAM”) and his wife, neither of whom have any involvement in the day-today operations of JAM, invested $7 million in the Fund.

On February 15, 2011, the Board of Trustees approved the conversion of the Fund from a closed-end fund to an open-end fund, subject to shareholder approval.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Global Real Estate Investments Fund

We have audited the accompanying statement of assets and liabilities of the Global Real Estate Investments Fund (the Fund), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Real Estate Investments Fund at December 31, 2010, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
March 1, 2011

GLOBAL REAL ESTATE INVESTMENTS FUND
ADDITIONAL INFORMATION (Unaudited)
December 31, 2010

Federal Tax Disclosure

The percentage of dividend income the Fund distributed for the year ended December 31, 2010, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 11.40%.

The percentage of income the Fund distributed for the year ended December 31, 2010, designated as qualified dividends-received deduction available to corporate shareholders, is 0.67%.

The percentage of taxable ordinary income distributions that is designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund is 69.20%.

Additional Information Applicable to Foreign Shareholders Only

The Fund designated 0.06% of ordinary distributions paid as qualified interest related dividends under the Internal Revenue Code Section 871(k)(1)(C) for the year ended December 31, 2010.

Dividend Reinvestment Plan

The Fund will operate a Dividend Reinvestment Plan (the “Plan”), sponsored and administered by the U.S. Bancorp Fund Services, LLC (the “Agent”). Pursuant to the Plan, the Fund's income dividends or capital gains or other distributions (each, a "Distribution" and collectively, "Distributions"), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund.
Shareholders automatically participate in the Plan, unless and until an election is made to withdraw from the Plan on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at Global Real Estate Investments Fund, c/o U.S. Bancorp Fund Services LLC, P.O. Box 701, Milwaukee, Wisconsin 53201 or overnight express mail to Global Real Estate Investments Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Such written notice must be received by the Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the Plan.  Under the Plan, the Fund's Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Agent, on the shareholder's behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock ("Newly Issued Shares"). The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund's net asset value per share.

GLOBAL REAL ESTATE INVESTMENTS FUND
ADDITIONAL INFORMATION (Unaudited)
December 31, 2010

The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole and fractional shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners participating in the Plan.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Agent at Global Real Estate Investments Fund, c/o U.S. Bancorp Fund Services LLC, P.O. Box 701, Milwaukee, Wisconsin 53201 or overnight express mail to Global Real Estate Investments Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Certain transactions can be performed by calling the toll free number 1-866-622-3864.

GLOBAL REAL ESTATE INVESTMENTS FUND
ADDITIONAL INFORMATION (Unaudited)
December 31, 2010

Proxy Voting

Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling Shareholder Services at 1-866-622-3864 and requesting a copy of the Statement of Additional Information (SAI) and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov (access Form N-2).

Disclosure of Portfolio Holdings

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q.  Once filed, the Fund’s Form N-Q is available, without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling 1-866-622-3864.  You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC 0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, D.C. 20549-0102; or (iii) sending your request electronically to www.publicinfosec.gov.

A complete copy of the Fund’s portfolio holdings will also be available on or about 60 days following each quarter-end on the Fund’s website at www.Ascentre.com.

Fund Prospectuses

The Fund prospectuses can be downloaded online at www.Ascentre.com or can be received by calling the Fund at 1-866-622-3864.

GLOBAL REAL ESTATE INVESTMENTS FUND
ADDITIONAL INFORMATION (Unaudited)
December 31, 2010

Management of the Fund
The Board has the responsibility for the overall management of the Fund, including general supervision and review of the Fund’s investment activities and its conformity with Delaware law and the policies of the Fund. The Board elects the officers of the Fund, who are responsible for administering the Fund’s day-to-day operations.

The trustees, including the members of the Board who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (“Independent Trustees”), and executive officers of the Fund, their ages and principal occupations during the past five years are set forth below. The address of each trustee and officer is 5251 DTC Parkway, Suite 935, Greenwood Village, Colorado 80111.

Independent Trustees
# of
	Position(s)		Portfolios
	Held with	Principal Occupation	in Fund	Other Directorships
Name and Age	the Fund	During Past Five Years	Complex*	Held by Trustee
Anthony J. Hertl (60)	Trustee	Consultant to small and	1	Satuit Capital
	since 2009	emerging businesses.		Management Trust – 1
	(Class II)			fund overseen; Northern
Lights Fund Trust – 73
funds overseen;
AdviserOne Funds – 10
funds overseen;
Greenwich Advisors
India Select Fund – 1
fund overseen; The Z-
Seven Fund, Inc. (2007-
2010); World Funds
Trust – 4 funds
overseen; Ladenburg
Thalmann Alternative
Strategies Fund – 1
fund overseen.
William C. Steward (57)	Trustee	Chief Financial Officer,	1	None
	since 2011	Imperium Partners
	(Class III)	Group, LLC (specialty
finance firm), 2010-
present; Chief Operating
Officer, New Stream
Commercial Finance,
2005-2009.
Walter S. Schacht (72)	Trustee	Private Investor;	1	International Diagnostic
	since 2009	Partner, Courtland		Systems Corp.
	(Class III)	Development (real
estate investment and
development), 1998-
2008.
* Fund Complex includes only the Fund.

GLOBAL REAL ESTATE INVESTMENTS FUND
ADDITIONAL INFORMATION (Unaudited)
December 31, 2010

Interested Trustees
# of
	Position(s)		Portfolios
	Held with	Principal Occupation	in Fund	Other Directorships
Name and Age	the Fund	During Past Five	Complex*	Held by Trustee
Years
Randolph S. Lewis (47)	Trustee since	Senior Vice President,	1	None
	2009 (Class	Ascent Investment
	II) and	Advisors, LLC (the
	Chairman of	Fund’s investment
	the Board	adviser), 2008-present;
	since 2010,	President and Chief
	Secretary,	Executive Officer,
	Treasurer and	Ascent Real Estate
	Chief	Securities, LLC (the
	Compliance	Fund’s Distributor),
	Officer	2007-present;
Consultant, Frederick
Ross Company
(commercial real estate
investment and
brokerage), 2004-2008;
Registered
Representative, Welton
Street Investments
(securitized real estate
investments), 2005-
2008.
James S. Vitalie (50)**	Trustee since	President, James Alpha	1	None
	2009 (Class I)	Management, 2008-
present; Group Head
Institutional, Old
Mutual Capital, 2005-
2007; President, Curian
Capital, a subsidiary of
Jackson National Life,
2001-2005.

*	Fund Complex includes only the Fund.
**	In January 2011, James Vitalie became an interested director with the acquisition of the investment Adviser by James Alpha Management.

GLOBAL REAL ESTATE
INVESTMENTS FUND
5251 DTC Parkway, Suite 935
Greenwood Village, CO 80111

INVESTMENT ADVISOR
Ascent Investment Advisors, LLC
5251 DTC Parkway, Suite 935
Greenwood Village, CO 80111

DISTRIBUTOR
Ascent Real Estate Securities, LLC
5251 DTC Parkway, Suite 935
Greenwood Village, CO 80111

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S Bank, N.A.
1555 N. River Center Dr, Suite 302
Milwaukee, WI 53212

LEGAL COUNSEL
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
312 Walnut Street, Suite 1900
Cincinnati, OH 45202

TOLL FREE TELEPHONE NUMBER:
1-866-622-3864
THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Anthony J. Hertl is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2010	FYE 12/31/2009*
Audit Fees	25,000	20,000
Audit-Related Fees	0	0
Tax Fees	4,500	4,000
All Other Fees	0	0
  *Fund commenced operations on October 26, 2009.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2010	FYE 12/31/2009*
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
  *Fund commenced operations on October 26, 2009.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2010	FYE 12/31/2009*
Registrant	0	0
Registrant’s Investment Adviser	0	0
          *Fund commenced operations on October 26, 2009.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the voting of proxies with respect to securities owned by the Fund to the Adviser. The Adviser votes such proxies in a manner that it deems to be in the best interests of the Fund and its shareholders. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund and its shareholders.  If an officer, analyst or trader of the Adviser believes that voting in accordance with stated proxy voting guidelines would not be in the best interests of the Fund or its shareholders, the proxy will be referred to the Adviser’s Compliance Committee for a determination of how such proxy should be voted.

Policies of the Adviser

It is the Adviser’s policy to vote all proxies received by the Fund in a timely manner. Upon receiving each proxy, the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy. The Adviser generally supports policies, plans and structures that it believes give quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

Conflicts of Interest

The Adviser’s duty is to vote in the best interests of the Fund’s shareholders. Therefore, in situations where there is a conflict of interest between the Adviser’s interests and the Fund’s interests, the Adviser will take one of the following steps to resolve the conflict:

1.	If a proposal is addressed by the guidelines, the Adviser will vote in accordance with those guidelines;

2.
If the Adviser believes it is in the Fund’s best interest to depart from the guidelines provided, the Adviser will disclose the conflict to the Fund and obtain its consent to the proposed vote prior to voting the securities;

3.
The Fund may direct the Adviser in writing to forward all proxy matters in which the Adviser has a conflict of interest regarding the securities to an identified independent third party for review and recommendation. The Adviser will vote in accordance with the third party’s recommendations as long as they are received on a timely basis. If the third party’s recommendations are not received in a timely manner, the Adviser will abstain from voting the securities.

More Information

The actual voting records relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 of each year commencing with June 30, 2011, will be available without charge, upon request, by calling toll-free (866) 622-3864 and in the Fund’s reports to be filed with the Securities and Exchange Commission and available on the Securities and Exchange Commission’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures is available by calling (866) 622-3864 and will be sent within three business days of receipt of a request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mr. Andrew J. Duffy, CFA, is the President of the Adviser and also the Fund’s President and senior portfolio manager responsible for the day-to-day management of the Fund (the “Portfolio Manager”).  Mr. Duffy has served as portfolio manager of the Fund since its inception on October 26, 2009.

Mr. Duffy has 17 years of global real estate securities experience in the private and public markets. From January 2008 through February 2009, Mr. Duffy was a Managing Director with Citigroup Principal Strategies, where he managed a long/short portfolio of global real estate securities. From February 2006 until January 2008, he was with Hunter Global Investors, L.P. where he was the Co-Portfolio Manager of the Hunter Global Real Estate Fund. From 1999 to 2006, he was a Portfolio Manager at TIAA-CREF an open-end fund, during which time he was directly responsible for managing over $3 billion in global real estate equity and debt securities held in pension portfolios, college savings plans, mutual funds and the firm’s proprietary general account. Between 1993 and 1999, Mr. Duffy was a Senior Research Analyst at Eagle Asset Management, where he launched and managed a dedicated real estate securities investment program in which he was responsible for fundamental analysis, security selection, portfolio construction and the covered call option writing strategy. His other professional experience includes being a Partner at Raymond James & Associates where, as an investment banker, he managed public offerings and advised on mergers and acquisitions.

Ms. Amanda E. Black, CFA, has served as the associate portfolio manager since April 1, 2011 (the “Associate Portfolio Manager”).  Ms. Black has over 11 years of global real estate securities experience.  Prior to joining the Adviser, from August 2010 through March 2011, Ms. Black was a Portfolio Manager and Global Security Analyst at Turner Investment Partners where she was responsible for all global real estate exposure in all of the Turner portfolios. From March 2007 to July 2010, Ms. Black was Vice President and Co-Portfolio Manager for a $100 million long/short global real estate hedge fund at Colony Investment Management, LLC. Before that she was a Director at UBS Investment Bank where she was responsible for portfolio management of the UBS Proprietary U.S Real Estate Long-Short Equity Portfolio, managing approximately $140 million in assets. Between 2000 and 2004, Ms. Black, held Associate and Senior Analyst positions at both A.G. Edwards & Sons, Inc. and European Investors, Inc., dedicated to public real estate securities.

The following table shows the number of other accounts managed by Mr. Duffy and the total assets in the accounts managed within various categories as of January 3, 2011.

with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets
Registered Investment Companies	-	-	-	-
Other Pooled Investments	1	$10.4	1	$10.4
Other Accounts	-	-	-	-

The following table shows the number of other accounts managed by Mr. Duffy and Ms. Black and the total assets in the accounts managed within various categories as of April 30, 2011.

with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets
Registered Investment Companies	-	-	-	-
Other Pooled Investments	1	$12.1	1	$12.1
Other Accounts	-	-	-	-

Material Conflicts of Interest

Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Managers, including unregistered funds, exchange-traded funds or separate accounts, the Portfolio Managers will proceed in a manner that ensures that the Fund will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for more than one account managed by the Portfolio Managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation

As of December 31, 2010, Mr. Duffy received compensation for his services as Portfolio Manager in the form of a fixed base salary paid by the Adviser.  Mr. Duffy is an equity owner in the parent company to the Adviser and participates in the annual profit sharing distributions according to his equity ownership interest.  These distributions encompass all of the Adviser's net profits after operating expenses.  Mr. Duffy does not receive additional income in the form of a bonus, deferred compensation or a pension and retirement plan.

As of April 30, 2011, Ms. Black received compensation for her services as Associate Portfolio Manager in the form of a fixed base salary paid by the Adviser.  Ms. Black also receives a yearly bonus based on the Adviser's net profits after operating expenses.  Ms. Black does not receive additional income in the form of deferred compensation or a pension and retirement plan.

Securities Owned in the Fund by the Portfolio Managers

As of December 31, 2010, Mr. Duffy did not own any shares of the Fund.  As of April 30, 2011, Mr. Duffy and Ms. Black did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (7/1/2010-7/31/2010)	0	$0.00	N/A	N/A
Month #2 (8/1/2010-8/31/2010)	0	$0.00	N/A	N/A
Month #3 (9/1/2010-9/30/2010)	0	$0.00	N/A	N/A
Month #4 (10/1/2010-10/31/2010)	3,379	$22.35	3,379	0
Month #5 (11/1/2010-11/30/2010)	0	$0.00	N/A	N/A
Month#6(12/1/2010- 12/31/2010)	0	$0.00	N/A	N/A
Total	3,379	$22.35	3,379	0

a.	The date each plan or program was announced – September 3, 2010 and November 23, 2010.
b.	The dollar amount (or share or unit amount) approved – Up to 5% of the aggregate of its issued and outstanding shares.
c.	The expiration date (if any) of each plan or program – September 30, 2010 and December 23, 2010.
d.
Each plan or program that has expired during the period covered by the table – The plan from September 3, 2010 expired on September 30, 2010.  The repurchase date was in October 2010.  The plan from November 23, 2010 expired on December 23, 2010.  The repurchase date was in January 2011.

e.
Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases - The plan from September 3, 2010 expired on September 30, 2010 and the plan from November 23, 2010 expired on December 23, 2010.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund does not have a formal policy regarding shareholder nominations because the Board of Trustees believes that such a policy is unnecessary in light of the leadership structure of the Fund, and the fact that the Nominating Committee is comprised entirely of Independent Trustees.  Although the Nominating Committee does not have a formal policy regarding shareholder nominations, it may review shareholders’ nominations to fill vacancies on the Board.  While the Nominating Committee will consider candidates timely recommended by shareholders to serve as a trustee, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any timely submitted shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Trustees. For shareholder recommendations to be considered, a shareholder must provide contact information for the candidate, including all the information about a candidate that would be required to be included in a proxy statement seeking approval of that candidate, and a notarized letter executed by that candidate which states his or her willingness to serve on the Board if elected. Such recommendation must be received a reasonable time before the Fund begins to print and send its proxy materials for any planned meeting of shareholders.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)           (1) Code of Ethics is filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Global Real Estate Investments Fund

By (Signature and Title)* /s/ Andrew J. Duffy
                                                   Andrew J. Duffy, President

Date  May 11, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Andrew J. Duffy
                                                   Andrew J. Duffy, President
Date  May 11, 2011

By (Signature and Title)*  /s/ Randolph S. Lewis
                                                    Randolph S. Lewis, Treasurer

Date  May 11, 2011

 * Print the name and title of each signing officer under his or her signature.